UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2014

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36169	98-1120002
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 278-5004

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement, and

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers

On November 13, 2013, Blue Capital Reinsurance Holdings Ltd. (the “Company”) entered into an administrative services agreement with Blue Capital Management Ltd. (the “Investment Manager”), which it refers to as the “Administrative Services Agreement.”  Pursuant to the terms of the Administrative Services Agreement, the Investment Manager provides the Company with support services, including but not limited to, the services of its interim Chief Financial Officer, Mr. Michael S. Paquette.  At the time of our Initial Public Offering (the “IPO”), Mr. Paquette agreed to serve as our interim Chief Financial Officer and the Company intended to hire a permanent Chief Financial Officer within 24 months of the IPO.

On November 13, 2014, the Company’s Board of Directors formally appointed Mr. Paquette as the Company’s Chief Financial Officer and the Company entered into an amended and restated administrative services agreement (the “Amended Agreement”) with the Investment Manager reflecting the change in Mr. Paquette’s ongoing role with the Company.

Mr. Paquette will not receive any compensation directly from us in exchange for his services as our Chief Financial Officer.  Rather, Mr. Paquette’s services have been, and will continue to be, directly charged to us by the Investment Manager pursuant to the Administrative Services Agreement and the Amended Agreement, respectively.  No changes were made to the support services fees that will be charged to the Company by the Investment Manager pursuant to the Amended Agreement.

The foregoing description of the Amended Agreement is qualified in its entirety by reference to the Amended and Restated Administrative Services Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Administrative Services Agreement dated November 13, 2014, between Blue Capital Reinsurance Holdings Ltd. and Blue Capital Management Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CAPITAL REINSURANCE HOLDINGS LTD.
(Registrant)

November 14, 2014	By:	/s/ MICHAEL S. PAQUETTE
Date	Name:	Michael S. Paquette
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Administrative Services Agreement dated November 13, 2014, between Blue Capital Reinsurance Holdings Ltd. and Blue Capital Management Ltd.